Promissory Note




U.S. $ 150,000

San Diego California                                          Date: June 8, 2006


FOR VALUE RECEIVED: National Healthcare Technology Inc (Borrower) of 1660 Union Street, San Diego, CA 92101. severally, promise to pay to the order of Camden Holdings Inc. (Maker) the sum of One Hundred and Fifty Thousand Dollars ($150,000) for short term bridge financing.

Lender and Borrower acknowledge that the Borrower has received partial payment of the Note at this time and at Borrowers discretion, will draw down the full balance of the Note as required.


Note Due:         December 31, 2006
Payable to:       Camden Holdings Inc.
                  9595 Wilshire Blvd, Suite 510
                  Beverly Hills, CA 90212


or at such other address as note holder may designate. Presentment, notice of dishonor, and protest are hereby waived. If this notice is not paid when due, I/we agree to pay all reasonable costs of collection, including attorney's fees.


/s/ Ross Lyndon-James
-------------------------------------
Ross Lyndon-James                                            June 8, 2006
President, CEO
National Healthcare Technology Inc.